UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 16, 2024

TSCAN THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40603	82-5282075
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

830 Winter Street, Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (857) 399-9500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
Voting Common Stock, $0.0001 par value per share	TCRX	The Nasdaq Global Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On April 16, 2024, TScan Therapeutics, Inc. (the “Company”) issued a press release to provide an update on its solid tumor and heme malignancies clinical programs. The Company also released an updated company presentation, which includes, among others, additional details of its solid tumor and heme malignancies clinical programs. Copies of the press release and the updated company presentation are attached as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K. The updated company presentation will also be available in the investor relations section of the Company’s website at https://ir.tscan.com. Information contained on the Company’s website is not incorporated by reference into this Current Report on Form 8-K, and you should not consider any information on, or that can be accessed from, the Company’s website as part of this Current Report on Form 8-K.

The information under this Item 7.01, including Exhibits 99.1 and 99.2 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing. The Company undertakes no obligation to update, supplement or amend the material attached hereto as Exhibits 99.1 and 99.2.

Item 8.01	Other Events.

On April 16, 2024, the Company provided an update on its solid tumor and heme malignancies clinical programs.

Solid Tumor Program: TScan continues to expand the ImmunoBank, a collection of therapeutic TCR-Ts that target different cancer-associated antigens presented on diverse HLA types. TScan’s strategy is to treat patients with multiple TCR-Ts to overcome tumor heterogeneity and prevent resistance that may arise from either target or HLA loss (screening protocol: NCT05812027; treatment protocol: NCT05973487).

•	Phase 1 solid tumor clinical study has been initiated; first three patients expected to be dosed in early May 2024.

•

More than 40 patients have completed all biomarker testing in the screening protocol across a broad array of tumor types. 60% of patients qualify for at least one TCR-T in the ImmunoBank and approximately 30% are eligible for multiplex therapy (T-Plex), potentially enabling rapid enrollment into the treatment protocol upon disease progression.

•	Patients have been identified across all six TCR-T cohorts with dosing expected to commence early May.

•	Initial data on patients from both singleplex and multiplex cohorts expected in the second half of 2024.

•	Additional IND filings planned to continue to expand the ImmunoBank.

•	Long-term duration of response data for multiplex therapy anticipated in 2025.

Heme Malignancies Program: TScan’s two lead TCR-T cell therapy candidates, TSC-100 and TSC-101, are designed to treat residual disease and prevent relapse in patients with acute myeloid leukemia (AML), acute lymphocytic leukemia (ALL), or myelodysplastic syndromes (MDS) undergoing allogeneic hematopoietic cell transplantation (HCT) (NCT05473910).

•

All eight patients treated with TSC-100 or TSC-101 remain MRD negative, relapse-free with no detectable cancer to date in either bone marrow biopsies or peripheral blood (median follow-up of >10 months) and no dose limiting toxicities observed to date.

•

To date, all but one patient has exhibited complete donor chimerism in all subsets of blood cells at all time-points, indicating that only donor-derived cells are present in these patients following treatment with either TSC-100 or TSC-101. One patient with T-ALL who was treated with TSC-100 at the lowest dose level exhibited minimally detectable (<0.3%) mixed donor chimerism at 10.5 months and 12 months post-transplant.

•	No detectable mixed chimerism was observed in the malignant cell lineage (CD3+ T-cells) for this patient; mixed chimerism was only observed in healthy nonmalignant blood cells (CD33+ myeloid cells)

•

In contrast, for the control arm (transplant alone), eight patients have now been enrolled and only one has achieved and maintained complete donor chimerism to date. Two patients relapsed approximate six months post-transplant and one of these patients died approximately three months later. A third patient required clinical intervention on day 133 because of concerns of impending relapse, and a fourth died 21 days post-transplant.

•	Opening of expansion cohorts at the recommended Phase 2 dose level to further characterize safety and evaluate translational and efficacy endpoints is planned for the third quarter of 2024.

•	Completion of Phase 1 enrollment and reporting of one-year clinical and translational data on initial patients is anticipated in the second half of 2024.

•	Expects to initiate registration trial pending feedback from regulatory authorities and report two-year relapse data in 2025.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

99.1	Press release, dated April 16, 2024

99.2	Company Presentation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that are based on the Company’s beliefs and assumptions and on information currently available to the Company on the date of this Current Report. These forward-looking statements involve substantial risks and uncertainties. Any statements in this Current Report on Form 8-K other than statements of historical fact, including statements about the Company’s future expectations, plans and prospects, constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Forward-looking statements include any statements about the Company’s strategy, operations and future expectations and plans and prospects for the Company, and any other statements containing the words “anticipate,” “believe,” “estimate,” “expect,” “intend”, “goal,” “may”, “might,” “plan,” “predict,” “project,” “seek,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” and similar expressions. Such forward-looking statements involve substantial risks and uncertainties that could cause the Company’s financial and operating results, performance or achievements to differ significantly from those expressed or implied by the forward-looking statements, including the factors discussed in the “Risk Factors” section contained in the quarterly and annual reports that the Company files with the Securities and Exchange Commission. Any forward-looking statements represent the Company’s views only as of the date of this Current Report on Form 8-K. The Company anticipates that subsequent events and developments may cause its views to change. While the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so except as required by law even if new information becomes available in the future.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TScan Therapeutics, Inc.

Date: April 16, 2024	By:	/s/ Gavin MacBeath
Gavin MacBeath
Chief Executive Officer